                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              AVATAR HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                Preliminary Copy

                                          AVATAR
                                          HOLDINGS INC.
                                          201 Alhambra Circle
                                          Coral Gables, Florida 33134
                                          (305) 442-7000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 25, 2000

To the Stockholders of Avatar Holdings Inc.:

     The Annual Meeting of Stockholders of Avatar Holdings Inc. will be held at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida on May 25, 2000, at 10:00 a.m. local time, for the following purposes:

     1. To elect nine directors.

     2. To consider and vote upon a proposal to amend Avatar's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,500,000 to 50,000,000 and the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000.

     3. To approve the appointment of Ernst & Young LLP, independent accountants, to act as auditors for Avatar for the year ending December 31, 2000.

     4. To transact such other business as properly may come before the meeting, or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 2000 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors,

                                          Juanita I. Kerrigan
                                          Vice President and Secretary

Dated: April   , 2000.

     AVATAR HOLDINGS INC., 201 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
                                 (305) 442-7000

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 25, 2000

     This Proxy Statement and the enclosed form of proxy are furnished to the stockholders of Avatar Holdings Inc., a Delaware corporation ("Avatar"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of Avatar for use at the Annual Meeting of Stockholders to be held at the place and time and for the purposes set forth in the annexed Notice of Annual Meeting of Stockholders.

                      VOTING RIGHTS AND PROXY INFORMATION

Record Date; Voting Rights

     Pursuant to the By-Laws of Avatar, the Board of Directors has fixed the close of business on March 31, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

     At the close of business on March 31, 2000, 8,405,938 shares of Common Stock, $1.00 par value, of Avatar ("Common Stock"), which constitutes the only class of voting securities of Avatar, were outstanding and entitled to vote. For each share of Common Stock held of record as of the close of business on March 31, 2000, stockholders are entitled to one vote, except in regard to the election of directors, for which there will be cumulative voting as described under the heading "Election of Directors." In accordance with Avatar's By-Laws, the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     At the close of business on March 31, 2000, $112,367,000 principal amount of Avatar's 7% Convertible Subordinated Notes due 2005 (the 7% Notes") were outstanding which are in the aggregate convertible into an aggregate of 3,533,553 shares of Common Stock. Ownership of 7% Notes does not entitle any holder thereof to any voting rights in connection with this Annual Meeting of Stockholders.

Proxies

     When a proxy is received, properly executed, in time for the Annual Meeting, the shares represented thereby will be voted at the meeting as directed. If no such direction is specified, such shares will be voted: (1) FOR the election as directors of Avatar of the nine nominees named therein; (2) FOR approval of the proposal to amend Avatar's Restated Certificate of Incorporation; (3) FOR approval of the appointment of Ernst & Young LLP, independent accountants, as auditors of Avatar for the year ending December 31, 2000; and (4) in connection with the transaction of such other business as properly may come before the meeting in accordance with the judgment of the person or persons voting the proxy. Any stockholder who executes a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of Avatar. In addition, a stockholder who attends the meeting may vote in person, thereby cancelling any proxy previously given by such stockholder.

     Nominees for director will be elected by a plurality of the votes cast at the Annual Meeting by the holders of Common Stock present in person or by proxy and entitled to notice of, and to vote at, the Annual Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominees (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

     The affirmative vote of a majority of the outstanding shares of Common Stock is necessary to approve the proposal to amend Avatar's Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as votes against the proposal. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to notice of, and to vote at, the Annual Meeting is necessary to ratify the appointment of Ernst & Young LLP as auditors for the year ending December 31, 2000. Abstentions will have the same effect as votes against the proposal because the shares are considered present at the meeting but are not affirmative votes, and broker non-votes will not be counted in respect of the proposal.

     This proxy statement and the form of proxy enclosed herewith, and the accompanying Annual Report of Avatar for the fiscal year ended December 31, 1999, including financial statements, were first mailed to stockholders of
record as of the close of business on March 31, on or about April   , 2000.

                      PRINCIPAL STOCKHOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

Principal Stockholders

     The following table sets forth, as of March 31, 2000, information with respect to each person or entity known by the Board of Directors to be the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly.

                                                                         AMOUNT AND
                                                                          NATURE OF
                                                                         BENEFICIAL     PERCENT OF
   NAME OF BENEFICIAL OWNER           ADDRESS OF BENEFICIAL OWNER       OWNERSHIP(1)      CLASS
--------------------------------------------------------------------------------------------------
Odyssey Partners,                31 West 52nd Street                      2,107,763(2)(3)    25.1%
  L.P.                           New York, NY 10019

KeyBank National                 127 Public Square                          781,777(4)        9.0%
  Association                    Cleveland, Ohio 44114

Sterling Capital                 301 South College Street, #3200            503,130(5)        6.0%
  Management                     Charlotte, NC 28202
--------------------------------------------------------------------------------------------------

     (1) Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

     (2) Does not include shares owned by Leon Levy, who is Chairman of the Board and a member of the Executive Committee of Avatar and is a general partner of Odyssey Partners, L.P., a Delaware limited partnership ("Odyssey"). Mr. Levy, Jack Nash, Stephen Berger, Joshua Nash, Brian Wruble and Nash Family Partnership, L.P., by virtue of being general partners of Odyssey, share voting and dispositive power with respect to the Common Stock owned by Odyssey and, accordingly, may each be deemed to own beneficially the Common Stock owned by Odyssey. Each of the aforesaid persons has expressly disclaimed any such beneficial ownership (within the meaning of Exchange Act Rule 13d-3(d)(1)) which exceeds the proportionate interest in the Common Stock which he or it may be deemed to own as a general partner of Odyssey. Avatar has been advised that no other person exercises (or may be deemed to exercise) any voting or investment control over the Common Stock owned by Odyssey. Odyssey is a private investment partnership. Mr. Levy's ownership of Common Stock is indicated in the table included in "Security Ownership of Management."

     (3) By virtue of its present Common Stock ownership, Odyssey may be deemed to be a "control" person of Avatar within the meaning of that term as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

     (4) Includes 2,175 shares held and 39,308 shares issuable on conversion of $1,250,000 principal amount of 7% Notes held by KeyBank and 494,325 shares held and 248,144 shares issuable upon conversion of $7,891,000 principal amount of 7% Notes held by Spears, Benzak, Salomon & Farrell, Inc. (a registered investment adviser). The information as to securities owned was furnished to Avatar by KeyBank and Spears, Benzak. Based upon information set forth in the Schedule 13G, dated February 14, 2000, as amended on February 28, 2000, filed by KeyCorp., the parent holding company of KeyBank and Spears, Benzak, such 7% Notes and such shares are held for the benefit of various clients; KeyBank has sole voting power with respect to such shares and 7% Notes and sole dispositive power with respect to such 7% Notes; and Spears, Benzak has revocable dispositive and voting power with its clients.

     (5) The information as to shares of Common Stock was furnished to Avatar by Sterling Capital (a registered investment adviser), which firm has sole voting and dispositive power with respect to such shares.

Securities Ownership of Management

     The following table sets forth, as of March 31, 2000, information with respect to the outstanding shares of Common Stock beneficially owned by each present director, nominee for director, by each of the Named Executive Officers identified herein under the caption "Summary Compensation Table," and by all present directors and executive officers of Avatar as a group. Except as otherwise indicated, all shares are owned directly.

                                           AMOUNT AND NATURE OF                         PERCENT OF
           NAME OR GROUP                BENEFICIAL OWNERSHIP(1)(2)                       CLASS(2)
--------------------------------------------------------------------------------------------------
Leon Levy                                       3,014,689(3)                               33.4%
Milton Dresner                                      3,644(4)                                  *
Gerald D. Kelfer                                  144,433(5)                                1.7%
Martin Meyerson                                     2,347(6)                                  *
Gernot H. Reiners                                     628(7)                                  *
Kenneth T. Rosen                                    1,000                                     *
Fred Stanton Smith                                  1,943(8)                                  *
William G. Spears                                  45,820(9)                                  *
Henry King Stanford                                   200                                     *
Jonathan Fels                                      21,383(10)                                 *
Michael Levy                                       22,012(11)                                 *
Michael S. Rubin                                   16,667(12)                                 *
Dennis J. Getman                                    3,334(12)                                 *
Lawrence R. Sherry                                   None                                     *
All directors and executive officers
  as a group (consisting of 16
  persons of whom 15 beneficially
  own shares of Common Stock)                   3,278,571(3)(4)(5)(6)(7)(8)(9)(10)(11)(12) 35.4%
--------------------------------------------------------------------------------------------------

     * Represents less than one percent.

     (1) The information as to securities owned by directors, officers and nominees was furnished to Avatar by such directors, officers and nominees.

     (2) Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of March 31, 2000, there were 8,405,938 shares of Common Stock outstanding.

     (3) Includes 2,107,763 shares owned by Odyssey. Mr. Levy is a general partner of Odyssey and therefore may be deemed to own beneficially the shares of Common Stock owned by Odyssey. See Notes (2) and (3) to the preceding table included in "Principal Stockholders." Also includes 628,930 shares issuable upon conversion of $20,000,000 principal amount of 7% Notes owned by Mr. Levy.

     (4) Includes 3,144 shares issuable upon conversion of $100,000 principal amount of 7% Notes.

     (5) Includes 135,000 shares issuable upon exercise of options which are exercisable as of February 13, 2000 and 9,433 shares issuable upon conversion of $300,000 principal amount of 7% Notes.

     (6) Does not include 847 shares owned by Mr. Meyerson's wife, as to which shares Mr. Meyerson disclaims beneficial ownership.

     (7) Represents shares issuable upon conversion of $20,000 principal amount of 7% Notes.

     (8) Includes 943 shares issuable upon conversion of $30,000 principal amount of 7% Notes.

     (9) Does not include 1,000 shares owned by Mr. Spears' wife for her own account, as to which shares Mr. Spears disclaims beneficial ownership. Includes 16,000 shares held and 10,220 shares issuable upon conversion of $325,000 principal amount of 7% Notes held by an individual profit sharing plan, a charitable remainder trust and a family foundation, over which shares Mr. Spears has either sole or shared voting and investment power. Does not include 169,883 shares held and 209,465 shares issuable upon conversion of $6,661,000 principal amount of 7% Notes held by W.G. Spears Grisanti & Brown LLC, a registered investment adviser, of which Mr. Spears is Managing Partner.

     (10) Represents 16,667 shares issuable upon exercise of options which are exercisable as of February 19, 2000 and 4,716 shares issuable upon conversion of $150,000 principal amount of 7% Notes.

     (11) Represents 16,667 shares issuable upon exercise of options which are exercisable as of February 19, 2000 and 5,345 shares issuable upon conversion of $170,000 principal amount of 7% Notes.

     (12) Represents 16,667 and 3,334 shares issuable upon exercise of options which are exercisable as of February 19, 2000.

                           1.   ELECTION OF DIRECTORS

     Nine directors are to be elected for the ensuing year and until their respective successors are duly elected and qualified. Stockholders have cumulative voting rights with respect to election of directors. Under cumulative voting, each stockholder is entitled to the same number of votes per share as the number of directors to be elected (or, for purposes of this election, nine votes per share). A stockholder may cast all such votes for a single nominee or distribute them among the nominees, as he wishes, either by so marking his ballot at the meeting or by specific voting instructions sent to Avatar with a signed proxy. In connection with the solicitation of proxies, discretionary authority to cumulate votes is being solicited. Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying proxy to vote the proxies in such manner as will elect as directors the nominees named below.

     All of the nominees were elected at the May 27, 1999 Annual Meeting of Avatar's Stockholders. The Board of Directors met six times during 1999, including the annual meeting of directors held immediately following the 1999 Annual Meeting of Stockholders.

     The Board of Directors does not contemplate that any of the persons named below will be unable, or will decline, to serve. However, if any of such persons is unable or declines to serve, the persons named in the accompanying proxy may vote for another person or persons in their discretion.

     The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of Avatar. There are no family relationships between any nominee, director or executive officer of Avatar.

                                                         PRINCIPAL OCCUPATION OR
             NAME                AGE                  OCCUPATIONS AND DIRECTORSHIPS
--------------------------------------------------------------------------------------------------
Leon Levy                        74     Chairman of the Board of Avatar since January 22, 1981;
Director since                          General Partner, Odyssey Partners, L.P., a private
September 1980                          investment partnership; Chairman of the Board of
                                        Oppenheimer funds; former Chairman of the Board
                                        (1974-1985) of Oppenheimer Management Corp.
--------------------------------------------------------------------------------------------------
Gerald D. Kelfer                 54     Vice Chairman of the Board of Avatar since December 1996,
Director since                          Chief Executive Officer since July 31, 1997, President
October 1996                            since February 13, 1997 and Chairman of the Executive
                                        Committee since May 27, 1999; formerly a principal in
                                        Odyssey Partners, L.P., from July 1994 to February 1997;
                                        and Executive Vice President, Senior General Counsel and
                                        Director of Olympia & York Companies, from 1985 to 1994.
--------------------------------------------------------------------------------------------------
Milton Dresner                   74     Founding Partner, The Highland Companies, since 1960, a
Director since                          diversified real estate development and management organi-
July 1995                               zation; Director: Childtime Childcare, BioTime, Inc.
--------------------------------------------------------------------------------------------------
Martin Meyerson                  77     President Emeritus and Professor of Policy and Planning,
Director since                          University of Pennsylvania, since February 1981, and
May 1981                                President thereof from 1970 to 1981; President, FISCIT
                                        (Switzerland/U.S.); also, Chairman, University of
                                        Pennsylvania Foundation; Chairman, Marconi International
                                        Foundation.
--------------------------------------------------------------------------------------------------
Gernot H. Reiners                58     Principal, Sage Consult L.L.C., a real estate and
Director since                          financial consulting business, since January 1998;
October 1997                            partner, Real Estate Capital Partners, a real estate
                                        advisory and management firm, from September 15, 1997 to
                                        December 1998; Former Managing Partner and a member of the
                                        Board of Managers of BHF-BANK AG from May 1992 to March
                                        1997 and Co-Manager of the Bank's New York Branch from
                                        March 1987 to May 1992.
--------------------------------------------------------------------------------------------------
Kenneth T. Rosen                 51     Professor of Business Administration, since 1979, and
Director since                          Chairman of the Fisher Center for Real Estate and Urban
September 1994                          Economics, since 1981, University of California, Berkeley;
                                        also President, Rosen Consulting Group, a real estate
                                        consulting business, since 1990, and Chief Executive
                                        Officer of Lend Lease Rosen Real Estate Securities, a
                                        registered investment adviser, since February 1995;
                                        Director: Golden West Financial Corporation, The PMI
                                        Group, Inc.
--------------------------------------------------------------------------------------------------
Fred Stanton Smith               71     Vice Chairman of the Board, The Keyes Company, a real
Director since                          estate brokerage, financing, management, insurance and de-
September 1980                          velopment firm, since January 28, 1992; formerly
                                        President, The Keyes Company; Director, Eagle National
                                        Bank.

                                                      PRINCIPAL OCCUPATION OR
NAME                             AGE                  OCCUPATIONS AND DIRECTORSHIPS
--------------------------------------------------------------------------------------------------
William G. Spears                61     Principal, W.G. Spears, Grisanti & Brown LLC, a registered
Director since                          investment adviser, since July 1, 1999; formerly Chairman
May 1999                                of the Board, from 1972 to June 30, 1999, Spears, Benzak,
                                        Salomon & Farrell, Inc., a registered investment adviser,
                                        which in April 1995 became a wholly-owned subsidiary of
                                        KeyCorp; also, Chairman of the Board, Key Asset Management
                                        (a subsidiary of KeyCorp), a registered investment
                                        adviser, since August 1996; Director: United HealthGroup,
                                        Alcide Corporation.
--------------------------------------------------------------------------------------------------
Henry King Stanford              84     President Emeritus, The University of Miami since July
Director since                          1981, and President Emeritus, University of Georgia since
September 1980                          July 1987; formerly President, The University of Miami,
                                        from July 1962 to June 1981; also formerly Interim
                                        President, University of Georgia, from July 1986 to June
                                        1987.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

Certain Committees of the Board

     To assist it in carrying out its duties, the Board of Directors has established an Executive Committee, an Audit Committee, a Community Affairs Committee and an Incentive Plan Committee, the current members of which are as follows:

                                                       COMMUNITY AFFAIRS
  EXECUTIVE COMMITTEE         AUDIT COMMITTEE              COMMITTEE          INCENTIVE PLAN COMMITTEE
------------------------------------------------------------------------------------------------------
Gerald D. Kelfer(1)(2)    Kenneth T. Rosen(1)       Henry King Stanford(1)    William G. Spears(1)
Leon Levy(2)              Milton Dresner            Martin Meyerson           Milton Dresner
Fred Stanton Smith        Martin Meyerson           Fred Stanton Smith        Kenneth T. Rosen
                          Fred Stanton Smith
------------------------------------------------------------------------------------------------------

    (1) Chairman
    (2) Officer of Avatar

     The Board of Directors has not established a Nominating Committee. As more fully described below, the Executive Committee ordinarily performs the functions of a compensation committee.

Executive Committee

     The Executive Committee of the Board of Directors has authority to exercise most powers of the full Board of Directors in connection with matters which arise during the intervals between meetings of the Board of Directors. In addition to such other functions as are assigned to it from time to time by the Board of Directors, the Executive Committee also reviews and approves or recommends to the Board the compensation and terms of employment of all officers and employees of Avatar and its subsidiaries whose base salaries exceed $100,000 per annum. The Executive Committee met four times during the fiscal year ended December 31, 1999.

Audit Committee

     The Audit Committee of the Board of Directors recommends to the Board of Directors the appointment of the independent auditors, subject to approval by the stockholders of Avatar; reviews the independent auditors' report and management letters and reports to the Board of Directors with respect thereto; reviews with the internal auditors Avatar's accounting policies and procedures, including its internal accounting controls and internal auditing procedures; determines whether there are any conflicts of interest in financial or business matters between Avatar and any of its officers or employees; and reviews the recommendations of the independent auditors. The Audit Committee also performs such other tasks as are assigned to it from time to time by the Board of Directors. The Audit Committee met four times during the fiscal year ended December 31, 1999.

Community Affairs Committee

     The Community Affairs Committee of the Board of Directors monitors the reputation and standing in the community of Avatar and its various subsidiaries and divisions, and oversees the interaction of Avatar with the community. The Community Affairs Committee also performs such other tasks as are assigned to it from time to time by the Board of Directors. The Community Affairs Committee met twice during the fiscal year ended December 31, 1999.

Incentive Plan Committee

     The Incentive Plan Committee of the Board of Directors, administers the 1997 Incentive and Capital Accumulation Plan (the "Incentive Plan") and approves grants thereunder. The Incentive Plan Committee selects the officers and other key employees to receive grants and determines the form, amount and other terms and conditions of grants. The Incentive Plan Committee met once during the fiscal year ended December 31, 1999.

Directors' Compensation

     Compensation of directors who are not salaried employees of Avatar is $17,500 per annum. A member of the Executive Committee who is not a salaried employee of Avatar receives a fee of $500 for attendance at each meeting. Members and the Chairman of the Audit Committee receive additional compensation of $12,000 and $14,000 per annum, respectively. Members and the Chairman of the Community Affairs Committee receive additional compensation of $2,000 per annum plus a fee of $500 for attendance at each meeting. Members and the Chairman of the Incentive Plan Committee receive additional compensation of $1,000 per annum plus a fee of $500 for attendance at each meeting.

Directors' Attendance

     In fiscal year 1999 all of the incumbent directors attended 75% or more of the aggregate of their respective Board and Committee meetings.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth information with respect to compensation of the Chief Executive Officer and five other highest paid executive officers of Avatar whose total salary and bonus was $100,000 or more for the year ended December 31, 1999 (these six executive officers being hereinafter referred to as the "Named Executive Officers").

                                                                                                      LONG-TERM
                                                                                                    COMPENSATION
                                                 ANNUAL COMPENSATION                                   AWARDS
                                     -------------------------------------------                   ---------------
                                                                    OTHER(1)        RESTRICTED       SECURITIES
NAME AND PRINCIPAL                                                   ANNUAL            STOCK         UNDERLYING
POSITION(s)                  YEAR     SALARY         BONUS        COMPENSATION       AWARDS($)       OPTIONS(#)
------------------------------------------------------------------------------------------------------------------
Gerald D. Kelfer(3)          1999    $487,692(4)   $1,500,000(4)(5)     $ --
 Chairman of the             1998     485,000(4)      500,000(4)          --        $ 1,600,000(2)
   Executive Committee       1997     383,367(3)           --         44,513(6)                        225,000
 Chief Executive Officer
 and President
------------------------------------------------------------------------------------------------------------------
Jonathan Fels(9)             1999    $304,808(4)(7) $  285,000                                          50,000
 President, Avatar           1998     311,538(4)(7)         --
 Properties Inc.
------------------------------------------------------------------------------------------------------------------
Michael Levy(9)              1999    $304,808(4)(7) $  285,000                                          50,000
 Executive Vice President    1998     311,538(4)(7)         --
 and Chief Operating
   Officer,
 Avatar Properties Inc.
------------------------------------------------------------------------------------------------------------------
Michael S. Rubin(9)          1999    $275,000(4)   $    5,000                                           50,000
 President, Avatar           1998     226,442(4)       75,000(8)
 Retirement Communities,
 Inc.
------------------------------------------------------------------------------------------------------------------
Dennis J. Getman             1999    $218,400      $  135,500                                           10,000
                             1998     230,800          25,000
                             1997     208,000          20,000
------------------------------------------------------------------------------------------------------------------
Lawrence R. Sherry(11)       1999    $275,000      $    5,000
------------------------------------------------------------------------------------------------------------------


NAME AND PRINCIPAL              ALL OTHER
POSITION(s)                  COMPENSATION(10)
------------------------------------------------------------------------------------------------------------------
Gerald D. Kelfer(3)
 Chairman of the
   Executive Committee
 Chief Executive Officer
 and President
------------------------------------------------------------------------------------------------------------------
Jonathan Fels(9)
 President, Avatar
 Properties Inc.
------------------------------------------------------------------------------------------------------------------
Michael Levy(9)
 Executive Vice President
 and Chief Operating
   Officer,
 Avatar Properties Inc.
------------------------------------------------------------------------------------------------------------------
Michael S. Rubin(9)
 President, Avatar
 Retirement Communities,
 Inc.
------------------------------------------------------------------------------------------------------------------
Dennis J. Getman                 $  2,500
                                    2,500
                                    2,375
------------------------------------------------------------------------------------------------------------------
Lawrence R. Sherry(11)
------------------------------------------------------------------------------------------------------------------

(1) The Named Executive Officers also received automobile allowances and/or the use of company-leased automobiles. Avatar also provides group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees. The aggregate value of these and any additional perquisite and other personal benefits cannot be specifically or precisely ascertained but do not, in any event, exceed 10% of the total annual salary and bonus reported for each of the Named Executive Officers.
(2) On December 7, 1998, Mr. Kelfer was awarded an opportunity to receive 100,000 Performance Conditioned Restricted Stock Units, which are subject to conditions of grant as well as vesting. See "Employment and Other Agreements" below. The dollar amount reported in the table has been calculated by multiplying the closing price of Avatar Common Stock on the date of award by 100,000. At December 31, 1999, Mr. Kelfer continued to hold the award, and the dollar amount calculated on such date was the same. Mr. Kelfer is not entitled to receive dividends on the units.
(3) Includes director's fees of $2,598 paid prior to Mr. Kelfer's employment as an executive officer. Mr. Kelfer has served as Chief Executive Officer since July 31, 1997, as President since February 13, 1997, as Chairman of the Executive Committee since May 27, 1999 and as a member of the Board since October 1996 and as Vice Chairman thereof since December 1996. See "Employment and Other Agreements" below.
(4) For discussion of Avatar's employment agreements with Messrs. Kelfer, Fels, Levy and Rubin, see "Employment and Other Agreements" below.
(5) Includes success fee of $1 million paid to Mr. Kelfer following the April 15, 1999 sale of Avatar's utilities businesses under an agreement with Mr. Kelfer dated December 7, 1998.
(6) Represents payments by Avatar of relocation expenses and temporary living and commutation costs aggregating $29,432 and $15,081, respectively.
(7) For information with respect to transactions regarding Mr. Fels and Mr. Levy see "Certain Relationships and Related Transactions."
(8) Represents salary adjustment retroactive to October 6, 1997, date of employment. See "Employment and Other Agreements" below.
(9)  Messrs. Fels, Levy and Rubin became executive officers on December 7, 1998.
(10) Reflects Avatar's contribution to the 401(k) Plan.
(11) Mr. Sherry was employed as Executive Vice President and Chief Financial Officer effective January 4, 1999.

Option/SAR Grants in 1999

     The following table shows all grants of options to the Named Executive Officers of the Corporation in 1999. No SARs were granted to any Named Executive Officers during 1999.

                                                             INDIVIDUAL GRANTS(1)
                                          ----------------------------------------------------------
                                           NUMBER OF     PERCENT OF TOTAL
                                           SECURITIES      OPTIONS/SARS
                                           UNDERLYING       GRANTED TO                                          GRANT DATE
                                          OPTIONS/SARS     EMPLOYEES IN      EXERCISE     EXPIRATION              PRESENT
NAME                                       GRANTED(#)          1999         PRICE($/SH)      DATE               VALUE(2)(3)
----                                      ------------   ----------------   -----------   ----------            -----------
Gerald D. Kelfer........................           0             --%          $   --             --             $       --
Jonathan Fels...........................      50,000           26.3            25.00        2/19/09                424,500
Michael Levy............................      50,000           26.3            25.00        2/19/09                424,500
Michael S. Rubin........................      50,000           26.3            25.00        2/19/09                424,500
Dennis J. Getman........................      10,000            5.3            25.00        2/19/09                 84,900
Lawrence R. Sherry......................           0             --               --             --                     --

------------------------

(1) For discussion of terms of options granted, see "Employment and Other Agreements" below.
(2) Present value on the grant date was determined by using the Black-Scholes option pricing model. The model assumed (i) a risk-free rate of return of 5.06%, which was the implied rate on 10-year U.S. Treasury 7 5/8% bonds on the grant date; (ii) a stock price volatility of 31.3% and (iii) the exercise of all options on the final day of their 10-year terms. No discount from the theoretical value was taken to reflect the waiting period prior to vesting, the limited transferability of the options, and the likelihood of the options being exercised in advance of the final day of their terms.
(3) There is no assurance that the values actually realized upon the exercise of these options will be at or near the present value shown in the table as of the date of grant. The Black-Scholes option pricing model is a widely used mathematical formula for estimating option values that incorporates various assumptions that may not hold true over the 10-year life of these options. For example, assumptions are required about the risk-free rate of return as well as about the dividend yield on Common Stock and the volatility of the Common Stock over the 10-year period. Also, the Black-Scholes model assumes that an option holder can sell the option at any time at a fair price that includes a premium for the remaining time value of the option. However, an optionee can realize an option's value before maturity only by exercising and thereby sacrificing the option's remaining time value. Although the negative impact of this and other restrictions on the value of this type of option is well recognized, there is no accepted method for adjusting the theoretical option value for them. The values set forth in the table should not be viewed in any way as a forecast of the performance of Avatar's Common Stock, which will be influenced by future events and unknown factors.

Aggregated Option Exercises in 1999 and Option Values at December 31, 1999

     During 1999 no options were exercised by any Named Executive Officer and no options held by any Named Executive Officer were in-the-money at December 31, 1999.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED
                                                                 OPTIONS AT
                                                            DECEMBER 31, 1999(#)
                                                          -------------------------
NAME                                                      EXERCISABLE/UNEXERCISABLE
----                                                      -------------------------
Gerald D. Kelfer........................................     90,000/135,000
Jonathan Fels...........................................           0/50,000
Michael Levy............................................           0/50,000
Michael S. Rubin........................................           0/50,000
Dennis J. Getman........................................           0/10,000
Lawrence R. Sherry......................................                0/0

Employment and Other Agreements

Agreements With Gerald Kelfer

     Employment

     Gerald Kelfer, President, Chief Executive Officer, Chairman of the Executive Committee and Vice Chairman of the Board, has an employment agreement with Avatar, pursuant to which Mr. Kelfer currently receives an annual base salary of $510,000, with mandatory annual increases in the amount of $20,000, and an annual bonus of $500,000. The employment agreement provides for a five-year term, which expires on February 13, 2002.

     If Mr. Kelfer's employment is terminated due to his disability or death, he or his estate will receive his accrued but unpaid base salary and a prorated bonus through the date of termination. If Mr. Kelfer resigns without good reason or is terminated for cause, he is entitled to receive his base salary (but not his bonus) through the date of termination. If Mr. Kelfer resigns for good reason or is terminated without cause, he is entitled to receive his base salary and bonus for the balance of the term of his employment agreement.

     Nonqualified Stock Option

     Pursuant to a Nonqualified Stock Option Agreement, on February 13, 1997 Mr. Kelfer was granted options to purchase 225,000 shares of Avatar Common Stock under the 1997 Incentive and Capital Accumulation Plan (the "Incentive Plan"), which was approved by Avatar's stockholders at the 1997 Annual Meeting, at an exercise price of $34.00 per share. Mr. Kelfer may pay the exercise price in cash or by executing a non-recourse promissory note. Three-fifths of the options were vested as of February 13, 2000 and an additional one-fifth of these options will vest on each February 13 thereafter through 2002.

     If Mr. Kelfer's employment is terminated due to his disability or death, the options will remain exercisable for a period of one year following the date of termination. If Mr. Kelfer resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. Otherwise, the option will remain exercisable until February 13, 2007.

     Restricted Stock Unit

     Pursuant to the Amended and Restated 1997 Incentive and Capital Accumulation Plan (the "Amended and Restated Incentive Plan") approved by Avatar's stockholders at the 1999 Annual Meeting, on December 7, 1998 Avatar entered into a restricted stock unit agreement with Mr. Kelfer pursuant to which Mr. Kelfer has been awarded an opportunity to receive 100,000 performance conditioned restricted stock units representing 100,000 shares of Avatar Common Stock. The actual grant of the units is conditioned upon (i) the closing price of Avatar Common Stock being at least $25.00 per share for 20 trading days out of 30 consecutive trading days during the period beginning on the date immediately following stockholder approval of the Amended and Restated Incentive Plan (May 28, 1999) and ending on February 12, 2002 the ("Grant Period"), and
(ii) the continued employment of Mr. Kelfer at the time the foregoing condition is satisfied. Any units granted to Mr. Kelfer vest in full on February 13, 2002 or upon the occurrence of a change in control of Avatar, provided that, in either case, Mr. Kelfer is then employed by Avatar.

     If Mr. Kelfer's employment is terminated due to his disability or death, the units granted to him will vest pro rata based on the number of whole months having elapsed during the Grant Period prior to Mr. Kelfer's disability or death. If Mr. Kelfer resigns without good reason or is terminated for cause, all of the units will be forfeited. Otherwise, the units immediately vest in full upon termination of Mr. Kelfer's employment.

     Employment Agreements with Jonathan Fels and Michael Levy

     On December 4, 1997, Avatar acquired certain assets of Brookman-Fels, Jeff Ian, Inc. (see "Certain Relationships and Related Transactions") and entered into employment agreements with its principals. Jonathan Fels is employed as President of Avatar Properties Inc. ("Properties") for a term of five years at a base salary of $300,000 per annum subject to review and increase by the Board; and Michael Levy is employed as Executive Vice President and Chief Operating Officer of Properties for a term of five years at a base salary of $300,000 per annum, subject to review and increase by the Board. Effective November 29, 1999, base salaries of Mr. Fels and Mr. Levy were increased to $350,000 per annum.

     Pursuant to their employment agreements Messrs. Fels and Levy were entitled to participate in certain future real estate transactions ("carried interest"). The employment agreements with Messrs. Fels and Levy were amended as of February 19, 1999, among other things, to terminate the "carried interest" provisions, in lieu of which each of Messrs. Fels and Levy was granted an option to purchase 50,000 shares of Avatar Common Stock. (See "Nonqualified Stock Option Agreements with Mr. Fels, Mr. Levy, Mr. Rubin and Mr. Getman" below.)

     If the employment of Mr. Fels or Mr. Levy, as the case may be, is terminated due to disability, death or resignation without good reason or terminated by Avatar for cause, then he or his estate (in the event of his death) will receive his accrued but unpaid base salary through the date of termination. If Mr. Fels or Mr. Levy resigns for good reason or is terminated without cause, he is entitled to receive his base salary for a period of six months from the date of termination.

     Employment Agreement with Michael S. Rubin

     On October 3, 1997, Avatar acquired certain assets of Hilcoast Development Corp. (the Developer of the Century Village concept of active adult communities) and employed its principal officers. As of October 6, 1997, Avatar entered into an employment agreement with Michael S. Rubin, pursuant to which Mr. Rubin was employed as President of Avatar Retirement Communities, Inc. for a term of two years at a base salary of $200,000 per annum in addition to the grant of stock appreciation rights ("SAR's") in Avatar Retirement Communities. As of February 19, 1999 the employment agreement was amended to, among other things: extend the term of employment to October 6, 2002; ratify a salary adjustment to $275,000 retroactive to October 6, 1997; and terminate the SAR's, in lieu of which Mr. Rubin was granted an option to purchase 50,000 shares of Avatar Common Stock. (See "Nonqualified Stock Option Agreements with Mr. Fels, Mr. Levy, Mr. Rubin and Mr. Getman" below.)

     If Mr. Rubin's employment is terminated due to his disability or death, he or his estate will receive his accrued but unpaid base salary through the date of termination. If Mr. Rubin resigns without good reason or is terminated for cause, he is entitled to receive his base salary for a period of six months from the date of termination. If Mr. Rubin resigns for good reason or is terminated without cause, he is entitled to receive his base salary for a period of six months from the date of termination.

     Nonqualified Stock Option Agreements with Mr. Fels, Mr. Levy, Mr. Rubin and Mr. Getman

     Pursuant to separate nonqualified stock option agreements with Messrs. Fels, Levy, Rubin and Getman, each of them was granted options to purchase 50,000, 50,000, 50,000 and 10,000, respectively, shares of Avatar Common Stock under the Incentive Plan, at an exercise price of $25.00 per share. One-third of the options granted to each of Messrs. Fels, Levy, Rubin and Getman vest on February 19, 2000 and on each of the next two anniversaries thereof.

     If the employment of Messrs. Fels, Levy or Rubin, as the case may be, is terminated due to his disability or death, the options will remain exercisable until the later of one year following the date of termination or the fifth anniversary of the date he commenced employment with Avatar. If Messrs. Fels, Levy or Rubin resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. If the employment of Mr. Getman is terminated due to his disability or death, the options will remain exercisable for one year following the date of termination. If Mr. Getman resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. Otherwise, the options will remain exercisable until February 13, 2007.

Executive Committee, Incentive Plan Committee and Board of Directors Report on Executive Compensation

     The Executive Committee of Avatar's Board of Directors traditionally performs the functions of a compensation committee, including the review and approval of compensation and terms of employment for all officers and those employees of Avatar and its subsidiaries whose base salaries exceed $100,000 per annum. The compensation arrangements regarding any executive officer who is also a member of the Executive Committee have been acted on and approved by the Board of Directors (with such member not participating) or a committee thereof composed of outside directors.

     Avatar's executive compensation is intended to reward, retain and motivate management. In determining salary levels and bonuses for the executive officers, primary consideration is given to each executive's level of responsibility and individual performance, as well as compensation generally received by executives in the real estate business. In 1999, certain executives (other than Avatar's
CEO) received discretionary bonuses based on subjective factors. In awarding these bonuses, the Executive Committee considered the successful efforts of certain executives in guiding development and increasing profitability of Avatar's real estate operations and selling certain of Avatar's non-core real estate assets.

     In 1998, Avatar retained a benefits consulting firm to review Avatar's executive compensation policies. The Board of Directors and the Incentive Plan Committee (a committee of outside Directors that administers Avatar's Incentive
Plan) reviewed the consulting firm's recommendations and analyses, which included comparisons to other public companies in the real estate development business, the recommendation of Avatar's CEO, and relevant accounting and federal tax considerations. Following this study, it was determined that additional incentives based on the value of Avatar's common stock were appropriate for key executives. In December 1998, the Incentive Plan Committee considered stock option grants to certain executives and key employees but deferred action at that time pending the negotiation and resolution of amendments to the employment arrangements with certain executives and key employees. When these arrangements were completed in early 1999, the executives were granted options to purchase an aggregate of 190,000 shares at an exercise price of $25 per share. The last sale price on Nasdaq on the date of grant was $18 31/32 per share.

CEO Compensation

     In 1998, Gerald D. Kelfer, Avatar's CEO, was paid salary and a bonus in accordance with terms of his employment agreement, which had been authorized by the Incentive Plan Committee and ratified by the Board of Directors in 1997. The amounts paid in 1998 were not discretionary or otherwise related to the financial performance of Avatar.

     In December 1998, Avatar's Board of Directors (without Mr. Kelfer) authorized the payment of a fee to Mr. Kelfer of an amount up to $1 million if he was successful in selling Avatar's Florida utilities businesses for a specified minimum sales price prior to December 31, 1999. Payment of the success fee was separate from the compensation payable under his employment agreement and was also conditioned on Mr. Kelfer performing the services required of him to the reasonable satisfaction of the Executive Committee. On April 15, 1999, the sale transaction was consummated, and Mr. Kelfer earned the full amount of the success fee.

     The Board considered a number of factors in determining the success fee including the uniqueness and importance of the sale of these businesses to Avatar's long-term business plans and the significance of Mr. Kelfer's role in the sale process. Furthermore, the Board considered the analyses of a benefits consulting firm retained by Avatar concerning precedents for the payment of this type of fee as well as the reasonableness of the amount of the fee and the conditions to its payment.

March 23, 2000                EXECUTIVE COMMITTEE                      INCENTIVE PLAN COMMITTEE
                              Gerald D. Kelfer, Chairman               William G. Spears, Chairman
                              Leon Levy                                Milton Dresner
                              Fred Stanton Smith                       Kenneth T. Rosen

                              BOARD OF DIRECTORS
                              (other than Gerald D. Kelfer)
                              Leon Levy, Chairman                      Kenneth T. Rosen
                              Milton Dresner                           Fred Stanton Smith
                              Martin Meyerson                          William G. Spears
                              Gernot H. Reiners                        Henry King Stanford

Compensation Committee Interlocks and Insider Participation

     The members of the Executive Committee are Messrs. Kelfer, Levy and Smith. Mr. Kelfer serves as Chairman of the Executive Committee and as Vice Chairman of the Board of Directors, Chief Executive Officer and President; and Mr. Levy serves as Chairman of the Board of Directors. The members of the Incentive Plan Committee are Messrs. Dresner, Rosen and Spears.

Performance Graph

     The following graph provides a comparison of the cumulative total returns based on an investment of $100 after the close of the market on December 31, 1994 in Avatar's Common Stock, The Nasdaq Market Index, a composite peer group index (the "Composite Peer Index") and a real estate subdividers and developers index (the "Peer Index") for the periods indicated, in each case assuming reinvestment of any dividends. The cumulative total returns for the Nasdaq Market Index were prepared by Media General Financial Services, Inc. ("Media General"). The Composite Peer Index is a combination of the Real Estate Subdividers and Developers Index and the Water Utilities Index, each of which is published by Media General. The cumulative total returns for each index were prepared by Media General and were combined by Avatar to form the Composite Peer Index based on the relative percentage of Avatar's assets applicable to each of Avatar's lines of business (i.e., real estate and water utilities) at the end of each year depicted in the graph. The Peer Index is the Real Estate Subdividers and Developers Index published by Media General. The Peer Index reflects the change in the Company's business following the sale by subsidiaries of substantially all water and wastewater utilities operations in April 1999. (Performance Graph)

                                                                                         COMPOSITE PEER
                                       AVATAR HOLDINGS, INC.          NASDAQ                 INDEX                PEER INDEX
                                       ---------------------          ------             --------------           ----------
1994                                          100.00                  100.00                 100.00                 100.00
1995                                           92.11                  129.71                 118.72                 114.86
1996                                           84.21                  161.18                 141.06                 133.56
1997                                           74.84                  197.16                 191.41                 184.04
1998                                           42.11                  278.08                 183.56                 135.45
1999                                           47.70                  490.46                 138.57                 132.50

Certain Relationships and Related Transactions

     Leon Levy, Avatar's Chairman of the Board, has an agreement with Avatar whereby Avatar provides Mr. Levy with certain registration rights, with respect to Avatar's 7% Notes purchased by Mr. Levy in an underwritten public offering in 1998, any shares of Common Stock issued upon conversion of such 7% Notes and certain shares of Common Stock owned by him.

     On December 4, 1997, Avatar acquired certain assets of Brookman-Fels, Jeff Ian, Inc. ("Brookman-Fels"), a regional developer of custom and semi-custom homes and communities in South Florida, and entered into employment agreements with its three principals. Two of the principals, Jonathan Fels and Michael Levy, each own 45% of Brookman-Fels. The purchase price is payable in installments from February 1, 1998 through November 1, 2002. Under the acquisition agreement, as amended in 1999, the payment, including interest, of $800,000, due November 1, 1999, was deferred and paid in January 2000; and the outstanding principal balance is $1,905,000.

     On June 1, 1998, a newly-formed subsidiary of Avatar and a subsidiary of Brookman-Fels formed a joint venture and entered into a construction management agreement for Presidential Estates, a South Florida residential community. The purchase price of $588,000 for a 49% interest in the joint venture and 50% of the profits is represented by a promissory note, bearing interest at 8% per annum, payable, together with accrued interest, upon the closing of agreed upon units. Avatar's subsidiary manages construction at Presidential Estates.

           2. AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has authorized, subject to approval by the stockholders at the Annual Meeting, an amendment to Article FOURTH of Avatar's Restated Certificate of Incorporation (the "Restated Certificate") to increase
(i) the total number of shares of all classes of stock that Avatar is authorized to issue from 20,500,000 to 60,000,000, (ii) the number of shares of Common Stock that Avatar is authorized to issue from 15,500,000 to 50,000,000 and (iii) the number of shares of Preferred stock that Avatar is authorized to issue from 5,000,000 to 10,000,000. Under the proposed amendment, the first paragraph of Article FOURTH of the Restated Certificate would be amended and restated to read as follows:

          "FOURTH: The Corporation shall be authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock; the total number of shares of all classes of stock which the Corporation shall have authority to issue shall be sixty million (60,000,000), of which the total number of authorized shares of Common Stock shall be fifty million (50,000,000) and the total number of shares of Preferred Stock shall be ten million (10,000,000); and the par value of each share of Common Stock shall be one dollar ($1.00) and the par value of each share of Preferred Stock shall be ten cents ($.10). A statement of the voting powers and of the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of each class of stock is as follows:"

     As of March 31, 2000, 8,405,938 shares of Common Stock were issued and outstanding, 3,533,553 shares of Common Stock were reserved for issuance upon conversion of Avatar's 7% Notes, and 750,000 shares of Common Stock were reserved for issuance under Avatar's Incentive Plan. Therefore, at March 31, 2000, only 2,810,509 shares of Common Stock were available for future issuance that were not otherwise reserved.

     The Board of Directors believes that the number of authorized shares of Common and Preferred Stock should be increased to provide sufficient shares for a variety of corporate purposes. These purposes may include without limitation: acquisitions of other businesses in exchange for shares of Common and/or Preferred Stock; financing activities; and providing options or other stock incentives to valuable employees, consultants or others.

     If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common and/or Preferred Stock, except as may be required by applicable law or the rules of The Nasdaq Stock Market. As presently provided in the Restated Certificate, holders of Common Stock do not have any preemptive rights in connection with the issuance of any shares of Avatar's stock.

     The potential future issuance of shares of Avatar's Common and/or Preferred Stock authorized by the amendment may adversely affect the rights and interests of stockholders of Avatar. The stockholders of Avatar may experience substantial voting dilution upon the issuance of shares of Avatar's Common Stock authorized by the Amendment.

     The Board of Directors is not proposing the increase in the authorized number of Avatar's shares with the intention of using the shares for anti-takeover purposes. It is possible, however, that the additional shares could be used to discourage an attempt to acquire or to takeover Avatar, but Avatar has no present intention to do so.

     The affirmative vote of the holders of not less than a majority of the outstanding shares of Common Stock will be required for approval of the proposed amendment to Article FOURTH of the Restated Certificate. If approved by the stockholders, this amendment will become effective upon its filing with the Secretary of State of Delaware.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE ACCOMPANYING PROXY BE VOTED FOR SUCH APPROVAL AND IT IS INTENDED THAT THE PROXIES WILL BE VOTED IN SUCH MANNER UNLESS OTHERWISE DIRECTED.

                           3. APPOINTMENT OF AUDITORS

     Ernst & Young LLP, independent accountants, audited the financial statements of Avatar for the fiscal year ended December 31, 1999. Such audit services consisted of the firm's examination of and report on the annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

     Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Ernst & Young LLP, independent accountants, as auditors of Avatar for the fiscal year ending December 31, 2000. Approval by the stockholders will require the affirmative vote of a majority of the votes present at the meeting in person or by proxy and entitled to be cast. The Board of Directors recommends that the accompanying proxy be voted FOR such approval and it is intended that the proxies will be voted in such manner unless otherwise directed.

            STOCKHOLDERS' PROPOSALS AND NOMINATIONS OF BOARD MEMBERS

     If a stockholder intends to present a proposal for action at the 2001 Annual Meeting and wishes to have such proposal considered for inclusion in Avatar's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by December 29, 2000. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

     Avatar's By-Laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by Avatar not less than 60 days nor more than 90 days prior to the anniversary date of the preceding annual meeting of stockholders and must contain specified information and conform to certain requirements, as set forth in the By-Laws. If the chairman at any stockholders' meeting determines that a stockholder proposal or director nomination was not made in accordance with the By-Laws, Avatar may disregard such proposal or nomination.

     In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2001 Annual Meeting, and the proposal fails to comply with the advance notice procedure prescribed by the By-Laws, then Avatar's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal. Proposals and nominations should be addressed to the Secretary of Avatar, Juanita I. Kerrigan, Avatar Holdings Inc., 201 Alhambra Circle, Coral Gables, Florida 33134.

                                 SECTION 16(a)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Avatar's officers and directors, and any persons who own more than ten percent of Avatar's Common Stock to file reports of initial ownership of Avatar's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are also required to furnish Avatar with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to Avatar, or written representations from certain reporting persons that no Forms 5 were required, Avatar believes that during the 1999 fiscal year all Section 16(a) filing requirements were complied with except that one report on Form 5 was not timely filed by Fred Stanton Smith.

                             ADDITIONAL INFORMATION

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying material will be paid by Avatar. In addition to the solicitation of proxies by mail, Avatar will request brokers and securities dealers to obtain proxies from and send proxy material to their principals. Expenses incurred in this connection will be reimbursed by Avatar. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of Avatar without additional compensation. The Board of Directors knows of no business to come before the meeting other than as stated in the Notice of Annual Meeting of Stockholders. Should any business other than that set forth in such Notice properly come before the meeting, or any adjournment or adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          Juanita I. Kerrigan
                                          Vice President and Secretary

Dated: April   , 2000.

                                                   Notice of 2000
                                                   Annual Meeting
                                                   and Proxy
                                                   Statement

--------------------------------------------------------------------------------

                                                    AVATAR
                                                    HOLDINGS INC.

                                PRELIMINARY COPY
                                     PROXY

                              AVATAR HOLDINGS INC.
                              201 ALHAMBRA CIRCLE
                          CORAL GABLES, FLORIDA 33134

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gerald D. Kelfer and Juanita I. Kerrigan as Proxies, each with the power to appoint his or her substitute; and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Avatar Holdings Inc. held of record by the undersigned at the close of business on March 31, 2000 at the Annual Meeting of Stockholders to be held on May 25, 2000, or any adjournment or adjournments thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                            (continued on next page)

This proxy when properly executed will be voted in the        Please mark       X
manner directed herein by the undersigned stockholder.         your votes
If no direction is made, this proxy will be voted FOR Items        as
1, 2 and 3.                                                   indicated in
                                                              this example

                                                                                                            FOR   AGAINST  ABSTAIN

Item 1 -- ELECTION OF NINE       FOR all nominees      WITHHOLD      Item 2 -- APPROVAL OF THE PROPOSAL TO  / /     / /      / /
          DIRECTORS               listed at left     AUTHORITY to              AMEND ARTICLE FOURTH OF
      Nominees: L. Levy,            (except as       vote for all              AVATAR'S RESTATED
      M. Dresner, G.D. Kelfer,    marked to the    nominees listed.            CERTIFICATE OF
      M. Meyerson,               contrary below).                              INCORPORATION TO INCREASE
      G.H. Reiners,                                                            THE NUMBER OF AUTHORIZED
      K.T. Rosen, F.S. Smith,                                                  SHARES OF COMMON AND
      W.G. Spears,                                                             PREFERRED STOCK.
      H.K. Stanford
                                       / /               / /         Item 3 -- APPROVAL OF THE APPOINTMENT  / /     / /      / /
                                                                               OF ERNST & YOUNG, LLP, INDEPENDENT
                                                                               ACCOUNTANTS, AS AUDITORS OF
                                                                               AVATAR HOLDINGS INC. FOR
                                                                               2000.

(INSTRUCTION: To withhold authority to vote for any individual       Item 4 -- In their discretion the proxies are authorized to
nominee write that nominee's name in the space provided below.)                vote upon such other business as may properly come
                                                                               before the meeting.

-------------------------------------------------------------

                                          Date:___________________________, 2000


                                          --------------------------------------
                                                       (Signature)

                                          --------------------------------------
                                               (Signature if held jointly)

                                          Please sign exactly as name appears.
                                          When shares are held by joint tenants,
                                          both should sign. When signing as
                                          attorney, executor, administrator,
                                          trustee, or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          President or other authorized officer.
                                          If a partnership, please sign in
                                          partnership name by authorized person.